EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VIDA Global Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lyle Pratt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2026	By:	/s/ Lyle Pratt
Lyle Pratt
Chief Executive Officer and Director
(Principal Executive Officer)